American Skandia Trust

   Supplement dated January 31, 2000 to the Prospectus dated October 18, 1999

         Effective January 3, 2000, American Skandia Trust (the "Trust") added a thirty-second Portfolio, the AST Alger All-Cap Growth Portfolio. At this time, this new Portfolio is offered through a prospectus (dated as of December 30, 1999) that is separate from the prospectus to which this supplement relates. The Prospectus for the AST Alger All-Cap Portfolio can be obtained by calling (800) 752-6342 or by writing American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

                       AST Janus Overseas Growth Portfolio

         Laurance Chang has been appointed as co-portfolio manager for the AST Janus Overseas Growth Portfolio (the "Portfolio"), joining Helen Young Hayes in managing the Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - Janus Capital Corporation" is amended by deleting the second paragraph and replacing it with the following:

     The portfolio managers responsible for the management of the AST Janus Overseas Growth Portfolio are Helen Young Hayes, CFA and Laurance Chang, CFA. Ms. Hayes has been managing the Portfolio since its inception, while Mr. Chang has been managing the Portfolio since January 2000. Ms. Hayes is a Vice President of Janus and joined Janus in 1987. Mr. Chang is a Vice President of Janus and joined Janus in 1993.

                      AST Janus Small-Cap Growth Portfolio

         James P. Craig, III, Chief Investment Officer of Janus, has expanded his duties by becoming Director of Research and has relinquished his day-to-day portfolio management responsibilities, including management of the AST Janus Small-Cap Growth Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - Janus Capital Corporation" is amended by deleting the third paragraph and replacing it with the following:

     The AST Janus Small-Cap Growth Portfolio is managed by a management team consisting of William H. Bales and Jonathan D. Coleman, CFA. Mr. Bales and Mr. Coleman have managed the Portfolio since Janus became the Portfolio's Sub-advisor in January, 1999. Mr. Bales has been a Portfolio Manager with Janus since 1997 and a research analyst since 1993. He joined Janus in 1991. Mr. Coleman has been a Portfolio Manager with Janus since 1997 and a research analyst since joining Janus in 1994.

                      AST Kemper Small-Cap Growth Portfolio

         Due to the increases in the market prices of small-cap stocks, it has become appropriate to increase the market capitalization standard for the stocks in which the AST Kemper Small-Cap Growth Portfolio will invest. Accordingly, the discussion of this Portfolio in the section of the prospectus entitled "Risk/Return Summary - Capital Growth Portfolios - Principal Investment Strategies" is revised by deleting the first sentence and replacing it with the following:

         At least 65% of the AST Kemper Small-Cap Growth Portfolio's total assets normally will be invested in the equity securities of smaller companies, i.e., those having a market capitalization of $2 billion or less at the time of investment, many of which would be in the early stages of their life cycle.

         In addition, the section of the prospectus entitled "Investment Objective and Policies - AST Kemper Small-Cap Growth Portfolio - Principal Investment Policies and Risks" is revised similarly.

                  AST Neuberger Berman Mid-Cap Value Portfolio

         Michael M. Kassen is no longer serving as a portfolio manager for the AST Neuberger Berman Mid-Cap Value Portfolio. Accordingly, the section of the prospectus entitled "Management of the Trust -- Sub-advisors - Neuberger Berman Management Inc." is amended by deleting the third paragraph and replacing it with the following:

          The portfolio managers responsible for the day-to-day management of the AST Neuberger Berman Mid-Cap Value Portfolio are Robert I. Gendelman and S. Basu Mullick. Mr. Gendelman has been managing the Portfolio since NB Management became the Portfolio's Sub-advisor in May 1998, and Mr. Mullick has been managing the Portfolio since October 1998. Mr. Gendelman is a principal of Neuberger Berman and has been with NB Management since 1994, where he is currently a Vice President. Mr. Mullick has been a Vice President of NB Management since October 1998. From 1993 to 1998, Mr. Mullick was a portfolio manager for a prominent investment adviser.